                                   EXHIBIT A
                                   ---------

                                 Form of Note
                              [See Exhibit 99.3]

EXHIBIT 99.3


THIS NOTE AND THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE NOT
BEEN REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY SUCH STATE LAWS WHICH MAY BE APPLICABLE.


                           CONVERTIBLE PROMISSORY NOTE

$1,125,000                                                  February 27, 1997
                                                            New York, New York


     FOR VALUE RECEIVED, Pioneer Commercial Funding Corp., a New York corporation (the "Company"), hereby promises to pay to Leedan International Holdings, B.V. ("Payee"), at its offices Binderij 7-G 1185 ZH, Amstelveen, The Netherlands, the principal sum of One Million, One Hundred Twenty Five Thousand Dollars ($1,125,000).

        1. Principal. The entire principal amount outstanding of this Note
           ---------
shall be due and payable in full on December 31, 1997 (the "Maturity Date").

        2. Interest. Commencing August 28, 1997 (the "Interest Commencement
           --------
Date"), this Note shall bear interest on the unpaid principal amount of this Note at the rate of eight percent (8%) per annum. No interest shall accrue or be payable hereunder prior to the Interest Commencement Date. Subject to the foregoing, interest shall be computed on the basis of a 360-day year, counting the actual number of days elapsed. Accrued but unpaid interest hereunder shall be payable together with the unpaid principal balance hereof on the Maturity Date.

         3. Representation and Warranty of the Company. The Company warrants
            ------------------------------------------
and represents to Payee that the entire authorized capital stock of the Company is five million (5,000,000) shares of common stock, $.01 par value per share (the "Common Stock"), of which 1,442,272 shares of Common Stock are issued and outstanding on the date hereof.

         4. Conversion of Note. This Note shall be convertible into One
            ------------------
Million, One Hundred Twenty Five Thousand (1,125,000) fully paid and non-issuable shares of Common Stock

(the "Conversion Shares") in accordance with the provisions of this Section 4.

                   (a) Additional Conversion Shares to be Authorized. By its
                       ---------------------------------------------
         acceptance of this Note, Payee acknowledges that the Company does not presently have sufficient authorized and unreserved shares of Common Stock for issuance to Payee upon conversion of this Note. The Company undertakes to take such actions as shall be necessary or appropriate to call a meeting of shareholders no later than six (6) months from the date hereof to approve an amendment to the certificate of incorporation of the Company (the "Charter Amendment") to increase the number of authorized shares of the Company to an amount sufficient to enable the Company to issue the Conversion Shares.

                   (b) Method of Conversion. Upon the effective date of the
                       --------------------
         filing of the Charter Amendment with the New York Secretary of State (the "Conversion Date"), without the necessity for any further action to be taken by Payee, this Note shall automatically be converted, only in whole and not in part, into the Conversion Shares, whereupon (i) the Company shall promptly issue and cause to be delivered to Payee a certificate for the Conversion Shares in the name of Payee and (ii) this Note shall be deemed cancelled, shall be delivered by Payee to the Company for cancellation and shall be of no further force or effect.

                   (c) Adjustments for Consolidation, Merger, Sale of Assets,
                       ------------------------------------------------------
         Reorganization, etc. In the event that, prior to the Conversion Date,
         --------------------
         the Company (i) consolidates with or merges into any other corporation and is not the continuing or surviving corporation of such consolidation or merger, or (ii) permits any other corporation to consolidate with or merge into the Company and the Company is the continuing or surviving corporation but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation, or (iv) effects a capital reorganization or reclassification of the capital stock of the Company in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, and in each such case, proper provision shall be made so that, upon the basis and upon the terms and in the manner provided in this subsection, Payee shall be entitled to receive, in lieu of the Conversion Shares issuable upon Conversion of this Note, the stock, other securities, cash and assets to which Payee would have been entitled upon such consummation if this Note had been converted immediately prior to such event.

                   (d) No Stock Rights. Payee shall have no right to vote or be
                       ---------------
          deemed the holder of Common Stock, nor shall anything contained herein be construed to confer upon Payee the rights of a stockholder of the Company or the right to vote for the election of directors of upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, to exercise any preemptive right, to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise, until the Conversion Date.

          5. Notices. All notices required or permitted to be given hereunder
             -------
shall be in writing and shall be deemed to have been (a) when received, if delivered in person; (b) when sent, if sent by telecopier and confirmed within forty-eight (48) hours by letter mailed or delivered to the party to be notified at its address set forth herein; or (c) five (5) business days following the mailing thereof if mailed by certified first class mail, postage prepaid, return receipt requested, in any such case as follows:

                           If to the Company, to:

                           Pioneer Commercial Funding Corp.
                           6660 Reseda Boulevard
                           Reseda, CA 91335
                           Attention:  President
                           Telecopier:  (212) 644-3728

                           If to Payee, to:

                           Its address in the introductory paragraph hereof,
                           Attention:  M. Albert Nissim
                           Telecopier: (212) 644-3728

or to such address as any party shall notify the other in writing pursuant to this Section.

          6. Binding Effect. This Note shall be binding upon the Company and its
             --------------
successors and assigns.

          7. Governing Law. This Note shall be governed by and construed in
             -------------
accordance with the laws of the State of New York without regard to its conflict of laws provisions.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the date and year first above written.



                                          PIONEER COMMERCIAL FUNDING CORP.


                                          By: /s/M. Albert Nissim
                                              -------------------
                                          Name: M. Albert Nissim
                                          Title: President



ATTEST:


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